EXHIBIT 99.1

NEW YORK, Apr 04, 2012 (BUSINESS WIRE) -- Bernard Chaus, Inc. (“Chaus”) announced today the execution of a definitive merger agreement with an affiliate of Vince Camuto (“Camuto”), under which Camuto will acquire the shares of Chaus not owned by the members of the Chaus family for $0.21 per share in cash. Chaus also announced the execution of a Memorandum of Understanding calling for the settlement of the litigation and the resolution of other objections that had been raised by certain shareholders with respect to the transaction. The $0.21 per share represents an 88% premium over the average of the bid and asked prices for the Company’s Common stock for the last ten trading days. Camuto had initially proposed to acquire Chaus for $0.13 per share on September 16, 2011.

“We are extremely pleased that an agreement has been reached by the Company, Vince Camuto and shareholders who had been objecting to the price originally proposed for the transaction,” said Josephine Chaus, Chairwoman of Chaus. “We believe that our Company will be strengthened and will be better positioned to serve our retail partners and consumers under private ownership,” she added. “We have forged a close working relationship with Vince Camuto as a licensee and look forward to that partnership growing even closer in the future,” Mrs. Chaus continued.

“We are pleased that we were able to secure a definitive agreement which we believe will be beneficial to both companies. We look forward to working closely with the Chaus team to leverage the strengths of our two great companies for our retail customers and consumers,” said Vince Camuto, Chairman and Chief Executive Officer of The Camuto Group.

The special committee of independent directors of Chaus, after having received a fairness opinion from its financial advisor, unanimously recommended to the board of directors of Chaus that the merger agreement be approved; and the board then approved the transaction. The merger agreement must receive the approval of two-thirds of the Chaus shareholders before becoming effective. The Company intends to promptly file with the Securities and Exchange Commission (“SEC”) a proxy statement necessary for the shareholders’ meeting at which the approval will be sought, and intends to hold that meeting approximately thirty days following the effectiveness of the proxy statement. The Chaus family, Camuto and certain other shareholders have agreed to vote in favor of the transaction.

The merger agreement permits the board to terminate the agreement in favor of a superior transaction if its fiduciary duty so requires.

The Memorandum of Understanding with Kenneth Braun, the Plaintiff in a putative class action brought by him to challenge the original transaction, and with Dr, Barry Berkowitz, the owner of approximately 5,000,000 shares of Chaus common stock, provides for the litigation to be settled with prejudice and for Dr. Berkowitz to support the transaction, so long as it has the approval of the board. The memorandum of understanding is, among other things, subject to court approval.

About Bernard Chaus, Inc.

Bernard Chaus, Inc. designs, arranges for the manufacture of and markets an extensive range of women's career and casual sportswear principally under the VINCE CAMUTO, JOSEPHINE CHAUS®, JOSEPHINE®, JOSEPHINE STUDIO®, CHAUS®, CHAUS SPORT®, CYNTHIA STEFFE®, SEAMLINE CYNTHIA STEFFE® and CYNTHIA CYNTHIA STEFFE® trademarks and under private label brand names. Chaus’ products are sold nationwide through department store chains, specialty retailers, discount stores, wholesale clubs and other retail outlets.

Additional Information and Where to Find It:

This communication may be deemed to be solicitation material in respect of the proposed transaction. In connection with the proposed transaction, the Company will file a proxy statement and file or furnish other relevant materials with the SEC. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT MATERIALS FILED OR FURNISHED WITH THE SEC, INCLUDING THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed or furnished to the SEC by the Company at the SEC’s website at http://www.sec.gov . The proxy statement and other relevant materials may also be obtained for free from the Company by directing such request to Bernard Chaus, Inc., 530 Seventh Avenue, Eighteenth Floor, New York, New York 10018. The contents of the websites referenced above are not deemed to be incorporated by reference into the proxy statement.

Certain Information Concerning Participants:

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed transaction. Information concerning the interests of the Company’s participants in the solicitation is, or will be, set forth in the Company’s proxy statements and Annual Reports on Form 10-K, previously or in the future filed with the SEC, and in the proxy statement relating to the proposed transaction when it becomes available. Each of these documents is, or will be, available free of charge at the SEC’s website at www.sec.gov.

Forward Looking Statements

Certain statements contained herein are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that have been made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are indicated by words or phrases such as “anticipate,” “estimate,” “project,” “expect,” “believe,” “may,” “could,” “would,” “plan,” “intend” and similar words or phrases. Such statements are based on current expectations and are subject to certain risks, uncertainties and assumptions, including, but not limited to, the Company’s ability to obtain Shareholder Approval for the Merger, the Company’s ability to comply with the terms of the Merger Agreement, the overall level of consumer spending on apparel; the financial strength of the retail industry generally and the Company’s customers in particular; changes in trends in the market segments in which the Company competes and the Company’s ability to gauge and respond to changing consumer demands and fashion trends; the level of demand for the Company’s products; the Company’s dependence on its major department store customers; the success of the Camuto License Agreement ; the highly competitive nature of the fashion industry; the Company’s ability to satisfy its cash flow needs, including the cash requirements under the Camuto License Agreement; the Company’s ability to achieve its business plan and have adequate access to capital; the Company’s ability to operate within production and delivery constraints, including the risk of failure of manufacturers and its exclusive supplier to deliver products in a timely manner or to quality standards; the ability and willingness of the Company’s exclusive supplier to continue to supply product to it on favorable payment terms; the Company’s ability to meet the requirements of the Camuto License Agreement; the Company’s ability to source product in an environment of high volatility and inflationary pressures on prices of labor and raw materials; the Company’s ability to attract and retain qualified personnel; and changes in economic or political conditions in the markets where the Company sells or sources its products, including war and terrorist activities and their effects on shopping patterns, as well as other risks and uncertainties set forth in the Company’s publicly-filed documents, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. There are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For a detailed discussion of some of the foregoing risks and uncertainties, see “Item 1A. Risk Factors” in Part I of our Annual Report on Form 10-K for the year ended July 2, 2011, as amended, as well as the other reports filed by the Company with the SEC. The Company undertakes no obligation (and expressly disclaims any such obligation) to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. You are advised, however, to consult any further disclosures we make on related subjects in our filings with the SEC, all of which are available in the SEC EDGAR database at www.sec.gov and from the Company.